                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                  ------------------


                                       FORM 8-K

                                    CURRENT REPORT


   Filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                                  September 23, 1997
                      (Date of report - earliest event reported)


                            ALLIANCE PHARMACEUTICAL CORP.
                (Exact name of registrant as specified in its charter)


                           Commission file number:  0-12900


               NEW YORK                                14-1644018
     (State or Other Jurisdiction of               (I.R.S. Employer
    Incorporation or Organization)                 Identification No.)


                     3040 Science Park Road, San Diego, CA  92121
                (Address of principal executive offices and Zip Code)


                    Registrant's Telephone Number:  (619) 558-4300

                                                           This document
                                                           consists of 4
                                                           pages.  The
                                                           Exhibit Index is
                                                           on page 4

                                  Page 1 of 4 pages
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Item 2.  Acquisition or Disposition of Assets

    On September 23, 1997, Alliance Pharmaceutical Corp. (the "Company") entered into a license agreement (the "Schering License Agreement") with Schering AG, Germany ("Schering"), which provides Schering with worldwide exclusive marketing and manufacturing rights to the Company's drug compounds, drug compositions and medical devices and systems related to perfluorocarbon ultrasound imaging products, including IMAGENT-Registered Trademark-US. The product will be developed jointly by the Company and Schering. Under the Schering License Agreement, Schering paid to the Company an initial license fee of $4 million and agreed to pay further milestone payments and royalties on product sales. Schering also agreed to provide funding to the Company for some of its development expenses. In conjunction with the Schering License Agreement, Schering Berlin Venture Corp., an affiliate of Schering, purchased 500,000 shares of the Company's convertible Series D Preferred Stock for $10 million.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits.

    2(a)*   License Agreement dated September 23, 1997, between the Company and
Schering AG, Germany.

    2(b)    Preferred Stock Purchase Agreement dated September 23, 1997, between the Company and Schering Berlin Venture Corp.

    2(c)    Certificate of Amendment of Certificate of Incorporation of the
Company filed September 22, 1997 (Incorporated by reference to Exhibit 3(c) to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997.)

* Confidential treatment being requested



                                  Page 2 of 4 pages
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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ALLIANCE PHARMACEUTICAL CORP.



Date:  October 6, 1997        /s/ Theodore D. Roth
                             --------------------------------------------------
                             Theodore D. Roth
                             Executive Vice President, Chief Financial Officer and Secretary



                                  Page 3 of 4 pages
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                            ALLIANCE PHARMACEUTICAL CORP.
                                       FORM 8-K
                                        INDEX


  EXHIBIT NO.                  DESCRIPTION                         PAGE
  -----------                  -----------                         ----

    2(a)*          License Agreement dated
                   September 23, 1997, between the
                   Company and Schering AG, Germany.

    2(b)           Preferred Stock Purchase Agreement
                   dated September 23, 1997, between
                   the Company and Schering Berlin
                   Venture Corp.

    2(c) Certificate of Amendment of Certificate of Incorporation of the Company filed September 22, 1997 (Incorporated by reference to Exhibit 3(c) to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997.)

                   * Confidential Treatment being requested








                                  Page 4 of 4 pages